Filed Pursuant to 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-29337

State Street Institutional Funds

(the “Trust”)

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

Investment Class (SIVIX) Service Class (SSQSX)

SUPPLEMENT DATED FEBRUARY 27, 2024 TO THE PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED JANUARY 31, 2024 AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of the Trust (the “Board”) has approved the appointment of Westfield Capital Management Company, L.P. (“Westfield”) as a sub-adviser to the Fund effective March 1, 2024 (the “Implementation Date”).

Effective as of the Implementation Date, the Prospectus and Summary Prospectus are amended as follows:

1.	All references to Sub-Advisers shall now include Westfield.

2.	The section titled “Investment Adviser and Sub-Advisers” beginning on page 7 of the Summary Prospectus is restated as follows:

Investment Adviser and Sub-Advisers

SSGA FM serves as the investment adviser to the Fund. Champlain Investment Partners, LLC (“Champlain”), Kennedy Capital Management LLC (“Kennedy”), Palisade Capital Management, LP (“Palisade”), SouthernSun Asset Management, LLC (“SouthernSun”), and Westfield Capital Management Company, L.P. (“Westfield”) serve as investment sub-advisers to the Fund, subject to the oversight of SSGA FM.

The professionals primarily responsible for the day-to-day management of the Fund are Carrie Peluso, Shawn McKay, Fares Altaher, Scott Brayman, Frank Latuda, Jr., McAfee Burke, Dennison Veru, Marc Shapiro, Philip Cook, William Muggia, Richard Lee, Ethan Meyers and Rajat Babbar. Ms. Peluso has served as a portfolio manager of the Fund since April 2021, Mr. McKay has served as a portfolio manager of the Fund since 2019, Mr. Altaher has served as portfolio manager of the Fund since May 2022, Mr. Brayman has served as a portfolio manager of the Fund since 2008, Mr. Latuda has served as a portfolio manager of the Fund since 2010, Mr. Burke has served as a portfolio manager of the Fund since 2022, Mr. Veru has served as a portfolio manager since 2000, Mr. Shapiro has served as a portfolio manager of the Fund since 2012, Mr. Cook has served as a portfolio manager of the Fund since 2021, Mr. Muggia has served as a portfolio manager of the Fund since March 2024, Mr. Lee has served as portfolio manager of the Fund since March 2024, and Mr. Meyers has served as portfolio manager of the Fund since March 2024.

Carrie Peluso, CFA, is a Managing Director of the Adviser and the Head of Manager Research for the Investment Solutions Group. She joined the Adviser in 2018.

Shawn McKay, CFA, is a Vice President of the Adviser and a member of the portfolio construction team within the Investment Solutions Group. He joined the Adviser in 2007.

Fares Altaher is a Vice President of the Adviser and a member of the Manager Research Team for the Investment Solutions Group. He joined the Adviser in 2018.

Scott Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid-Cap Strategies at Champlain. He joined Champlain in 2004.

Frank Latuda Jr., CFA, is a Director and Chief Investment Officer at Kennedy. He joined Kennedy in 1997.

McAfee Burke, CFA, is a portfolio manager at Kennedy. He joined Kennedy in 2015.

Marc Shapiro is a Partner and Senior Portfolio Manager at Palisade. He joined Palisade in March 2004.

Dennison Veru is the Senior Partner and Chief Investment Officer at Palisade. He joined Palisade in March 2000.

Phillip Cook is the Chief Investment Officer and Principal at SouthernSun. He joined SouthernSun in 2006.

William A. Muggia is the Chief Executive Officer and Chief Investment Officer at Westfield. He joined Westfield in 1994.

Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer at Westfield. He joined Westfield in 2004.

Ethan J. Meyers, CFA, is a Managing Partner and Director of Research at Westfield. He joined Westfield in 1999.

3.

In the section titled “Management and Organization – Portfolio Management” beginning on page 29 of the Prospectus, the following is added to the list of portfolio managers listed in the table for State Street Institutional Small-Cap Equity Fund:

William Muggia (Westfield), Richard Lee (Westfield), Ethan Meyers (Westfield)

4.	In the section titled “Management and Organization – Sub-Advisers” beginning on page 30 of the Prospectus, the following information is added:

Westfield Capital Management Company, L.P.

Westfield Capital Management, L.P. (“Westfield”), located at One Financial Center, Boston, Massachusetts 02111 has been a registered investment adviser since 1989. Westfield is 100% employee owned. As of September 30, 2023, Westfield managed approximately $15.1 billion in assets.

Investment decisions for the Fund are made by consensus of the Westfield Investment Committee (the “Committee”), which is chaired by William A. Muggia. Although the Committee collectively acts as portfolio manager for the Fund, Westfield lists the following Committee members, based either on seniority or role within the Committee, as having day-to-day management responsibilities.

Richard D. Lee, CFA, is a Managing Partner and Chief Investment Officer of Westfield, and a portfolio manager of State Street Institutional Small-Cap Equity Fund. Mr. Lee covers Hardware, Semiconductors, and IT Services. He has been at Westfield since 2004 and has managed State Street Institutional Small-Cap Equity Fund since March 2024.

Ethan J. Meyers, CFA, is a Managing Partner and Director of Research of Westfield, and a portfolio manager of State Street Institutional Small-Cap Equity Fund. Mr. Meyers covers Financial Technology and Business Services. He has been at Westfield since 1999 and has managed State Street Institutional Small-Cap Equity Fund since March 2024.

William A. Muggia, is President, Chief Executive Officer, Chief Investment Officer, and Managing Partner of Westfield, and a portfolio manager of State Street Institutional Small-Cap Equity Fund. In addition to his executive duties, Mr. Muggia chairs the Investment Committee, serves as Market Strategist, and contributes investment ideas primarily within the Health Care and Energy sectors. He has been at Westfield since 1994 and has managed State Street Institutional Small-Cap Equity Fund since March 2024.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

022724SUPP1

Filed Pursuant to 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-29337

STATE STREET INSTITUTIONAL FUNDS

(the “Trust”)

State Street Institutional Small-Cap Equity Fund

(the “Fund”)

SUPPLEMENT DATED FEBRUARY 27, 2024 TO THE STATEMENT OF

ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 31, 2024

AS MAY BE SUPPLEMENTED FROM TIME TO TIME

The Board of Trustees of the Trust (the “Board”) has approved the appointment of Westfield Capital Management Company, L.P. (“Westfield”) as a sub-adviser to the Fund, effective March 1, 2024 (the “Implementation Date”).

Effective as of the Implementation Date, the SAI is amended as follows:

1.	In the section titled “Investment Advisory and Other Services – Current Sub-Advisers – Small-Cap Equity Fund” beginning on page 44 of the SAI, the following information is added:

Westfield –Westfield serves as a sub-adviser for State Street Small-Cap Equity Fund. The Sub-Advisory Agreement provides that Westfield manage the investment and reinvestment of a portion of the assets of the State Street Small-Cap Equity Fund. Westfield is located at One Financial Center, Boston, Massachusetts 02111. Westfield has been a registered investment adviser since 1989. Westfield is 100% employee owned.

2.	The Section titled “Investment Advisory and Other Services – Current Sub-Advisers – Small-Cap Equity Fund – Sub-Advisory Agreements” beginning on page 45 of the SAI, is restated as follows:

At a shareholder meeting held on August 6, 2008, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between GEAM (the Fund’s then investment adviser) and each of Champlain and SouthernSun, and an amended and restated sub-advisory agreement with Palisade, each of which became effective on October 1, 2008. At a special meeting held on July 30, 2010, the Board approved a new sub-advisory agreement between GEAM and SouthernSun and at a regular meeting held on September 10, 2010, the Board approved a new sub-advisory agreement between GEAM and Kennedy. At a regular meeting held on March 6, 2014, the Board approved a new sub-advisory agreement between GEAM and SouthernSun. At a shareholder meeting held on June 22, 2016, the shareholders of the Small-Cap Equity Fund approved separate sub-advisory agreements between SSGA FM and each of Champlain, Kennedy, Palisade and SouthernSun, each of which became effective on July 1, 2016. At a meeting held on August 7, 2020, the Board approved a new sub-advisory agreement between SSGA FM and SouthernSun. At a meeting held on February 6, 2024, the Board approved a sub-advisory agreement between SSGA FM and Westfield. As described above, SSGA FM has received an exemptive order from the SEC to operate under a manager of managers structure that permits SSGA FM, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval.

Each respective sub-advisory agreement with each of Champlain, Kennedy, Palisade, SouthernSun, and Westfield is not assignable and may be terminated without penalty by either the sub-adviser or SSGA FM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the sub-adviser. Each sub-advisory agreement provides that respective sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. Each sub-advisory agreement also provides that a sub-adviser shall not be liable for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the respective sub-advisory agreement.

3.	In the table under the section “PORTFOLIO MANAGERS” on page 48 of the SAI, the following is added to and supplements the information in the table:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
William Muggia*	11	$4.0	10	$2.4	263	$11.0	$17.4
Richard D. Lee, CFA*	9	$3.8	7	$2.4	219	$9.9	$13.2
Ethan J. Meyers, CFA*	9	$3.8	7	$2.4	219	$9.9	$16.1

*	As of December 31, 2023

Filed Pursuant to 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-29337

4.	In the section titled “PORTFOLIO MANAGERS – Potential Conflicts of Interest” beginning on page 48 of the SAI, the following is added:

Westfield

The simultaneous management of multiple accounts by our investment professionals creates a possible conflict of interest as they must allocate their time and investment ideas across multiple accounts. This may result in the Investment Committee or portfolio managers allocating unequal attention and time to the management of each client account as each has different objectives, benchmarks, investment restrictions and fees. For most client accounts, investment decisions are made at the Investment Committee level. Once an idea has been approved, it is implemented across all eligible and participating accounts within the strategy.

Although the Investment Committee collectively acts as portfolio manager on most client accounts, there are some client accounts that are managed by a portfolio manager who also serves as a member of the Investment Committee. This can create a conflict of interest because investment decisions for these individually managed accounts do not require approval by the Investment Committee; thus, there is an opportunity for individually managed client accounts to trade in a security ahead of Investment Committee managed client accounts. Trade orders for individually managed accounts must be communicated to the Investment Committee. Additionally, the Compliance team performs periodic reviews of such accounts to ensure procedures have been followed.

Westfield has clients with performance-based fee arrangements. A conflict of interest can arise between those portfolios that incorporate a performance fee and those that do not. When the same securities are recommended for both types of accounts, it is Westfield’s policy to allocate investments, on a pro-rata basis, to all participating and eligible accounts, regardless of the account’s fee structure. Our Operations team performs ongoing reviews of each product’s model portfolio versus each client account. Discrepancies are researched, and exceptions are documented.

In placing each transaction for a client’s account, Westfield seeks best execution of that transaction except in cases where Westfield does not have the authority to select the broker or dealer, as stipulated by the client. We attempt to bundle directed brokerage accounts with non-directed accounts, and then utilize step-out trades to satisfy the directed arrangements. Clients who do not allow step-out trades generally will be executed after non-directed accounts.

Because of our interest in receiving third-party research services, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest in receiving most favorable execution. To mitigate the conflict that Westfield may have an incentive beyond best execution to utilize a particular broker, broker and research votes are conducted and reviewed on a quarterly basis. These votes provide the opportunity to recognize the unique research efforts of a wide variety of firms, as well as the opportunity to compare aggregate commission dollars with a particular broker to ensure appropriate correlation. Westfield’s Best Execution Committee also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Some Westfield clients have elected to retain certain brokerage firms as consultants or to invest their assets through a broker-sponsored wrap program for which Westfield acts as a manager. Several of these firms are on our approved broker list. Since Westfield may gain new clients through such relationships and will interact closely with such firms to service the client, there may be an incentive for Westfield to select a broker or dealer based on such interest rather than the clients’ interest. To help ensure independence in the brokerage selection process, brokerage selection is handled by our Traders, while client relationships are managed by our Marketing/Client Service team.

Personal accounts may give rise to conflicts of interest. Westfield and its employees will, from time to time, for their own investment accounts, purchase, sell, hold, or own securities or other assets which may be recommended for purchase, sale, or ownership for one or more clients. Westfield has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. Compliance reviews personal trading activity regularly.

Westfield serves as manager to the General Partners of private funds, for which we also provide investment advisory services. Westfield and its employees have also invested their own funds in such vehicles and other investment strategies that are advised by the firm. Allowing such investments and having a financial interest in the private funds can create an incentive for the firm to favor these accounts because our financial interests are more directly tied to the performance of such accounts. To help ensure all clients are treated equitably and fairly, Westfield allocates investment opportunities on a pro-rata basis. Compliance conducts periodic reviews of client accounts to ensure procedures have been followed.

Filed Pursuant to 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-29337

In addition to a base salary and a performance-based bonus award, Westfield’s Marketing and Client Service team’s compensation is based on a percentage of annual revenue generated by new separate accounts and/or significant contributions to existing client accounts but excludes any sub-advised or advised mutual funds. This incentive poses a conflict in that members of the team could encourage investment in a product(s) that may not be suitable. To mitigate such risk, team members are not incentivized to sell one product versus another. Nor do they have specific sales targets. Further, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding. Lastly, all incentive compensation is reviewed and approved by the COO and CFO.

Westfield has an agreement with an independent third-party solicitation firm (also known as a promoter) to solicit and service institutional clients outside of the United States and Canada. The solicitor is compensated via a monthly retainer fee in addition to a percentage of the advisory fee paid by a referred client. Referred clients should be aware of inherent conflicts of interest between the solicitation firm and Westfield with respect to the promoter/referral arrangement. Promoters could refer potential clients to Westfield because they will be paid a fee and not necessarily because Westfield provides appropriate and suitable investment strategies for the client. To mitigate this conflict, Westfield’s Marketing and Client Service team will be involved in the review of all prospects to ensure suitability. In addition, Westfield’s new account process includes a review of client contracts and investment policy statements to ensure the recommended product is suitable prior to funding.

5.	In the section titled “PORTFOLIO MANAGERS – Compensation” beginning on page 53 of the SAI, the following is added:

Westfield

Compensation. Members of Westfield’s Investment Committee are eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards.

•

Investment Committee members are also eligible to receive an annual performance based bonus award. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield.

•

Investment Committee members may also be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including but not limited to contribution to company strategy, participation in marketing and client service initiatives, as well as longevity at the firm. Key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients and employees of Westfield. This compensation is in addition to the base salary and performance based bonus.

6.	The following is added to the proxy voting policies in Appendix C:

Westfield Proxy Voting Policy and Procedures

Introduction

Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.

Oversight of Proxy Voting Function

Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:

•	oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;

•	ensure required proxy records are retained according to applicable rules and regulations and internal policy;

Filed Pursuant to 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-29337

•	distribute proxy reports prepared by the vendor for internal and external requests;

•	review the proxy policy and voting guidelines at least annually; and

•	identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.

Proxy Voting Guidelines

Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at https://www.issgovernance.com/policy.

The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.

Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients or a response is requested from the Westfield security analyst or portfolio manager. In adherence to SEC’s amendment to Form N-PX, effective July 1, 2024, Westfield is required to disclose all say-on-pay votes on an annual basis.

Proxy Voting Process

The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.

For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.

With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.

Conflicts of Interest

Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.

Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.

Filed Pursuant to 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-29337

Proxy Reports

Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:

•	company name

•	meeting agenda

•	how the account voted on each agenda item

•	how management recommended the vote to be cast on each agenda item

•	rationale for any votes against the established guidelines (rationale is not always provided for votes

•	that are in-line with guidelines since these are set forth in the written guidelines)

Recordkeeping

In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:

•	a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;

•

electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•	records of each vote cast for each client;

•

documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);

•	written reports to clients on proxy voting and all client requests for information and Westfield’s response;

•	disclosure documentation to clients on how they may obtain information on how Westfield voted their securities

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